                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 29, 2004

                         Commission file number: 1-5256

                          ----------------------------

                                V. F. CORPORATION
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                                           23-1180120
(State or other jurisdiction of                              (I.R.S. employer
 incorporation or organization)                           identification number)

                         105 CORPORATE CENTER BOULEVARD
                        GREENSBORO, NORTH CAROLINA 27408
                    (Address of principal executive offices)

                                 (336) 424-6000
              (Registrant's telephone number, including area code)

ITEM 9 - Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

During its latest fiscal year, VF Corporation made the following filings that included certain non-GAAP performance measurements:

- Form 8-K dated April 22, 2003 presenting a press release disclosing operating results for the period ended April 5, 2003

- Form 8-K dated July 22, 2003 presenting a press release disclosing operating results for the period ended July 5, 2003

- Form 8-K dated October 23, 2003 presenting a press release disclosing operating results for the period ended October 4, 2003

-        Form 10-Q dated November 7, 2003 for the quarterly period ended October
         4, 2003

The attached exhibits identify the non-GAAP performance measurements contained in those filings and provide reconciliations of each non-GAAP performance measure to the most directly comparable GAAP amount.

In our internal evaluation of our operating results, including information presented to our Board of Directors, we present operating results of our individual business units excluding the effects of restructuring charges incurred, along with adjustments and gains directly related to those restructuring actions. Similarly, we may present a forecast of future operating results excluding the net effects of these restructuring charges. In addition, we may present operating results or various balance sheet amounts excluding the effects of foreign currency translation or excluding the effects of recent acquisitions.

Operating results or financial position presented exclusive of these items is a measurement of financial performance that is not intended as an alternative to generally accepted accounting principles. However, we believe that exclusion of these items provides useful information for comparing historical results for the periods presented and a basis for comparison with future periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    V.F. CORPORATION
                                      (Registrant)

                                    By:    /s/ Robert K. Shearer
                                        ----------------------------------------
                                           Robert K. Shearer
                                           Vice President - Finance & Global
                                           Processes and Chief Financial Officer
                                           (Chief Financial Officer)

Date: January 29, 2004

                                  EXHIBIT INDEX

EXHIBIT                                                                                    SEQUENTIAL
NUMBER                                         DESCRIPTION                                PAGE NUMBER
Form 8-K dated April 22, 2003 presenting a press release disclosing operating results for the period ended April 5, 2003

1A                Reconciliation of Non-GAAP Performance Measures to Reported
                  Consolidated Income Statements for the First Quarter Ended April 5,
                  2003 and March 30, 2002                                                       6

1B                Reconciliation of Non-GAAP Performance Measures to Reported
                  Consolidated Income Statement for the Year Ended January 4, 2003              7

1C                Reconciliation of Non-GAAP Performance Measures to Reported Results
                  for the First Quarter Ended April 5, 2003 and March 30, 2002                  8

1D                Reconciliation of Non-GAAP Performance Measure to Projected Earnings
                  Outlook as of First Quarter Ended April 5, 2003 in relation to Full
                  Year Ending January 3, 2004                                                   9

1E                Reconciliation of Non-GAAP Performance Measure to Projected Earnings
                  Outlook as of First Quarter Ended April 5, 2003 in Relation to Second
                  Quarter Ending July 5, 2003                                                  10

Form 8-K dated July 22, 2003 presenting a press release disclosing operating results for the period ended July 5, 2003

2A                Reconciliation of Non-GAAP Performance Measures to Reported
                  Consolidated Income Statements for the Second Quarter Ended July 5,
                  2003 and June 29, 2002                                                       11

2B                Reconciliation of Non-GAAP Performance Measures to Reported
                  Consolidated Income Statements for the Six Months Ended July 5, 2003
                  and Twelve Months Ended January 4, 2003                                      12

2C                Reconciliation of Non-GAAP Performance Measures to Reported Results
                  for the Second Quarter Ended July 5, 2003 and June 29, 2002                  13

2D                Reconciliation of Non-GAAP Performance Measure to Projected Earnings
                  Outlook as of Second Quarter Ended July 5, 2003 in Relation to Full
                  Year Ending January 3, 2004                                                  14

Form 8-K dated October 23, 2003 presenting a press release disclosing operating results for the period ended October 4, 2003

3A                Reconciliation of Non-GAAP Performance Measures to Reported Results
                  for the Third Quarter Ended October 4, 2003 and September 28, 2002           15

Form 10-Q dated November 7, 2003 for the quarterly period ended October 4, 2003

4A                Reconciliation of Non-GAAP Performance Measures to Reported Results
                  for the Third Quarter Ended October 4, 2003 and September 28, 2002           16

                                                                      EXHIBIT 1A

                                 VF CORPORATION
 RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED CONSOLIDATED INCOME
                                   STATEMENTS
          FOR THE FIRST QUARTER ENDED APRIL 5, 2003 AND MARCH 30, 2002
             (IN THOUSANDS, EXCEPT PER SHARE AND PERCENTAGE AMOUNTS)

                                                       FIRST QUARTER 2003                   FIRST QUARTER 2002
                                                       ------------------  ----------------------------------------------------
                                                                                                              ADJUSTED AMOUNTS,
                                                                                                             WHICH ARE NON-GAAP
                                                          GAAP AMOUNTS     GAAP AMOUNTS     RESTRUCTURING        PERFORMANCE
                                                          AS REPORTED       AS REPORTED     ADJUSTMENTS *         MEASURES
                                                       ------------------  ------------     -------------    ------------------
NET SALES                                                 $  1,250,055     $  1,212,262     $          -       $  1,212,262

COSTS AND OPERATING EXPENSES
  Cost of products sold                                        781,292          784,368           (4,138)           780,230
  Marketing, administrative and general expenses               322,334          295,117           (1,241)           293,876
  Other operating income, net                                   (6,330)          (4,497)               -             (4,497)
                                                          ------------     ------------     ------------       ------------
                                                             1,097,296        1,074,988           (5,379)         1,069,609
                                                          ------------     ------------     ------------       ------------

OPERATING INCOME                                               152,759          137,274            5,379            142,653
                                                                  12.2%            11.3%                               11.8%

OTHER INCOME (EXPENSE)
  Interest, net                                                (12,068)         (17,387)               -            (17,387)
  Miscellaneous, net                                               731            1,134                -              1,134
                                                          ------------     ------------     ------------       ------------
                                                               (11,337)         (16,253)               -            (16,253)
                                                          ------------     ------------     ------------       ------------

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                          141,422          121,021            5,379            126,400

INCOME TAXES                                                    49,356           43,974            1,954             45,928
                                                          ------------     ------------     ------------       ------------

INCOME FROM CONTINUING OPERATIONS                         $     92,066     $     77,047     $      3,425       $     80,472
                                                          ============     ============     ============       ============

EARNINGS (LOSS) PER COMMON SHARE
  FROM CONTINUING OPERATIONS
     Basic                                                $       0.84     $       0.67     $       0.03       $       0.70
     Diluted                                                      0.83             0.67             0.03               0.70

                                                               % CHANGE 2003 VS 2002
                                                          -------------------------------
                                                                           ADJUSTED
                                                                       PERCENTAGE, WHICH
                                                            GAAP         IS A NON-GAAP
                                                          AMOUNT AS       PERFORMANCE
                                                           REPORTED         MEASURE
                                                          ---------    -----------------
NET SALES

COSTS AND OPERATING EXPENSES
  Cost of products sold
  Marketing, administrative and general expenses
  Other operating income, net

OPERATING INCOME

OTHER INCOME (EXPENSE)
  Interest, net
  Miscellaneous, net

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES

INCOME TAXES

INCOME FROM CONTINUING OPERATIONS                                19%                14%
                                                          =========       ============

EARNINGS (LOSS) PER COMMON SHARE
  FROM CONTINUING OPERATIONS
     Basic
     Diluted

    This supplemental schedule is a comparative Consolidated Statement of Income that presents the effects of restructuring charges (described below) to arrive at various non-GAAP performance measures.

*   Non-GAAP performance measure related to the effects of restructuring costs:
    During the fourth quarter of 2001 the Company initiated a Strategic Repositioning Program consisting of a series of actions to exit underperforming businesses and aggressively reduce the Company's overall cost structure. The majority of the charges associated with this Program occured in the fourth quarter of 2001; however, there were additional charges related to the Program, net of gains and adjustments directly related to these charges, during the first quarter of 2002.

                                                                      EXHIBIT 1B

                                 VF CORPORATION
 RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED CONSOLIDATED INCOME
                                    STATEMENT
                       FOR THE YEAR ENDED JANUARY 4, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            FULL YEAR 2002
                                                          ---------------------------------------------------
                                                                                            ADJUSTED AMOUNTS,
                                                                                           WHICH ARE NON-GAAP
                                                          GAAP AMOUNTS    RESTRUCTURING       PERFORMANCE
                                                          AS REPORTED      ADJUSTMENTS *        MEASURES
                                                          ------------    --------------   ------------------
NET SALES                                                 $  5,083,523     $          -       $  5,083,523

COSTS AND OPERATING EXPENSES
  Cost of products sold                                      3,254,008          (17,848)         3,236,160
  Marketing, administrative and general expenses             1,229,902           (8,494)         1,221,408
  Other operating income, net                                  (22,311)               -            (22,311)
                                                          ------------     ------------       ------------
                                                             4,461,599          (26,342)         4,435,257
                                                          ------------     ------------       ------------

OPERATING INCOME                                               621,924           26,342            648,266
                                                                  12.2%                               12.8%

OTHER INCOME (EXPENSE)
  Interest, net                                                (63,928)               -            (63,928)
  Miscellaneous, net                                             3,732                -              3,732
                                                          ------------     ------------       ------------
                                                               (60,196)               -            (60,196)
                                                          ------------     ------------       ------------

INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                                          561,728           26,342            588,070

INCOME TAXES                                                   197,300            9,894            207,194
                                                          ------------     ------------       ------------

INCOME FROM CONTINUING OPERATIONS                         $    364,428     $     16,448       $    380,876
                                                          ============     ============       ============

EARNINGS (LOSS) PER COMMON SHARE
  FROM CONTINUING OPERATIONS
     Basic                                                $       3.26     $       0.15       $       3.41
     Diluted                                                      3.24             0.14               3.38

    This supplemental schedule is a Consolidated Statement of Income that presents the effects of restructuring charges (described below) to arrive at various non-GAAP performance measures.

*   Non-GAAP performance measure related to the effects of restructuring costs:
    During the fourth quarter of 2001 the Company initiated a Strategic Repositioning Program consisting of a series of actions to exit underperforming businesses and aggressively reduce the Company's overall cost structure. The majority of the charges associated with this Program occured in the fourth quarter of 2001; however, there were additional charges related to the Program, net of gains and adjustments directly related to those charges, during 2002.

                                                                      EXHIBIT 1C

                                 VF CORPORATION
       RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED RESULTS
          FOR THE FIRST QUARTER ENDED APRIL 5, 2003 AND MARCH 30, 2002
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                                                        FIRST QUARTER 2003
                                                ---------------------------------------------------------------
                                                                ADJUSTMENTS TO
                                                              ELIMINATE EFFECT OF            NON-GAAP
                                                   GAAP        FOREIGN CURRENCY            PERFORMANCE
                                                AS REPORTED      TRANSLATION*                MEASURE
                                                ------------  -------------------   ---------------------------
                                                 (Column A)       (Column B)        (Col. A - Col. B = Col. C)
VF CORPORATION CONSOLIDATED NET SALES           $  1,250,055     $     39,088              $  1,210,967

INTERNATIONAL JEANS NET SALES                        217,979           23,485                   194,494

GLOBAL INTIMATE APPAREL NET SALES                    231,789            8,632                   223,157

OUTDOOR NET SALES                                    100,385            6,971                    93,414

                                                FIRST QTR. 2002
                                                ---------------
                                                                            GAAP                       GAAP
                                                     GAAP              DOLLAR CHANGE              PERCENT CHANGE
                                                 AS REPORTED            IN NET SALES               IN NET SALES
                                                 ------------    ---------------------------  ---------------------
                                                   Column D      (Col. A - Col. D) = Col. E)  (Column E / Column D)
                                                 ------------    ---------------------------  ---------------------
VF CORPORATION CONSOLIDATED NET SALES            $  1,212,262           $     37,793                    3%

INTERNATIONAL JEANS NET SALES                         190,112                 27,867                   15%

GLOBAL INTIMATE APPAREL NET SALES                     212,660                 19,129                    9%

OUTDOOR NET SALES                                      87,609                 12,776                   15%

                                                          NON-GAAP                    NON-GAAP
                                                       DOLLAR CHANGE               PERCENT CHANGE
                                                        IN NET SALES                IN NET SALES
                                                --------------------------      ---------------------
                                                (Col. C - Col. D = Col. F)      (Column F / Column D)
                                                --------------------------      ---------------------
VF CORPORATION CONSOLIDATED NET SALES                  $     (1,295)                     0%

INTERNATIONAL JEANS NET SALES                                 4,382                      2%

GLOBAL INTIMATE APPAREL NET SALES                            10,497                      5%

OUTDOOR NET SALES                                             5,805                      7%

    This supplemental schedule includes financial measures that present the effects of changes in foreign currency translation (described below) to arrive at various non-GAAP performance measures.

* Non-GAAP performance measure related to the effects of foreign currency translation: The Company has foreign businesses that operate in functional currencies other than the US dollar, primarily the euro. Fluctuations of these currencies, in their relative strength against the US dollar, can create increases or decreases in as reported GAAP numbers vs. a comparable base period that are not operational in nature.

                                                                      EXHIBIT 1D

                                 VF CORPORATION
  RECONCILIATION OF NON-GAAP PERFORMANCE MEASURE TO PROJECTED EARNINGS OUTLOOK
     AS OF FIRST QUARTER ENDED APRIL 5, 2003 IN RELATION TO FULL YEAR ENDING
                                 JANUARY 3, 2004

                                  FULL YEAR 2003                  FULL YEAR 2002                      % CHANGE 2003 VS 2002
                                  --------------  -----------------------------------------------  ----------------------------
                                                                                                     GAAP          NON-GAAP
                                   GAAP AMOUNTS   GAAP AMOUNT  RESTRUCTURING       NON-GAAP        AMOUNT AS     PERFORMANCE
                                   AS PROJECTED   AS REPORTED  ADJUSTMENTS *  PERFORMANCE MEASURE  REPORTED        MEASURE
                                  --------------  -----------  -------------  -------------------  ---------  -----------------
EARNINGS (LOSS) PER COMMON SHARE
     FROM CONTINUING OPERATIONS
         Diluted                  $  3.55 - 3.72  $      3.24  $        0.14  $              3.38  10% - 15%       5% - 10%

         This supplemental schedule presents the effects of restructuring charges (described below) to arrive at various non-GAAP performance measures.

* Non-GAAP performance measure related to the effects of restructuring costs: During the fourth quarter of 2001 the Company initiated a Strategic Repositioning Program consisting of a series of actions to exit underperforming businesses and aggressively reduce the Company's overall cost structure. The majority of the charges associated with this Program occurred in the fourth quarter of 2001; however, there were additional charges related to the Program, net of gains and adjustments directly related to those charges, during 2002.

                                                                      EXHIBIT 1E

                                 VF CORPORATION
  RECONCILIATION OF NON-GAAP PERFORMANCE MEASURE TO PROJECTED EARNINGS OUTLOOK AS OF FIRST QUARTER ENDED APRIL 5, 2003 IN RELATION TO SECOND QUARTER ENDING
                                  JULY 5, 2003

                                  SECOND QTR. 2003              SECOND QUARTER 2002                      % CHANGE 2003 VS 2002
                                  ----------------  ------------------------------------------------  ------------------------------
                                                                                                        GAAP           NON-GAAP
                                    GAAP AMOUNTS    GAAP AMOUNT  RESTRUCTURING        NON-GAAP         AMOUNT AS     PERFORMANCE
                                    AS PROJECTED    AS REPORTED  ADJUSTMENTS *   PERFORMANCE MEASURE   REPORTED        MEASURE
                                  ----------------  -----------  -------------   -------------------  ----------   -----------------
EARNINGS (LOSS) PER COMMON SHARE
   FROM CONTINUING OPERATIONS
         Diluted                    $0.73 - 0.77    $      0.79  $       (0.02)  $              0.77  (3%) - (8%)     0% - (5%)

         This supplemental schedule presents the effects of restructuring charges (described below) to arrive at various non-GAAP performance measures.

* Non-GAAP performance measure related to the effects of restructuring costs: During the fourth quarter of 2001 the Company initiated a Strategic Repositioning Program consisting of a series of actions to exit underperforming businesses and aggressively reduce the Company's overall cost structure. The majority of the charges associated with this Program occurred in the fourth quarter of 2001; however, there were additional charges related to the Program, net of gains and adjustments directly related to those charges, during the second quarter of 2002.

                                                                      EXHIBIT 2A

                                 VF CORPORATION
 RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED CONSOLIDATED INCOME
                                   STATEMENTS
           FOR THE SECOND QUARTER ENDED JULY 5, 2003 AND JUNE 29, 2002
             (IN THOUSANDS, EXCEPT PER SHARE AND PERCENTAGE AMOUNTS)

                                 SECOND QUARTER 2003                  SECOND QUARTER 2002                     % CHANGE 2003 VS 2002
                                 -------------------- ------------------------------------------------  ----------------------------
                                                                                                                        ADJUSTED
                                                                                     ADJUSTED AMOUNTS,             PERCENTAGE, WHICH
                                                                                    WHICH ARE NON-GAAP     GAAP      IS A NON-GAAP
                                     GAAP AMOUNTS     GAAP AMOUNT   RESTRUCTURING      PERFORMANCE      AMOUNT AS     PERFORMANCE
                                     AS REPORTED      AS REPORTED   ADJUSTMENTS *        MEASURES        REPORTED       MEASURE
                                   ---------------    -----------   -------------   ------------------  ---------  -----------------
NET SALES                           $   1,134,742     $ 1,160,256   $           -    $      1,160,256

COSTS AND OPERATING EXPENSES
     Cost of products sold                714,011         725,076           3,109             728,185
          Gross Margin %                     37.1%           37.5%                               37.2%
     Marketing, administrative
       and general expenses               301,157         288,578              56             288,634
     Other operating income, net           (6,039)         (5,324)              -              (5,324)
                                    -------------     -----------   -------------    ----------------
                                        1,009,129       1,008,330           3,165           1,011,495
                                    -------------     -----------   -------------    ----------------

OPERATING INCOME                          125,613         151,926          (3,165)            148,761
                                             11.1%           13.1%                               12.8%

OTHER INCOME (EXPENSE)
     Interest, net                        (13,090)        (14,727)              -             (14,727)
     Miscellaneous, net                     2,207             392               -                 392
                                    -------------     -----------   -------------    ----------------
                                          (10,883)        (14,335)              -             (14,335)
                                    -------------     -----------   -------------    ----------------

INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES                  114,730         137,591          (3,165)            134,426

INCOME TAXES                               39,785          49,111          (1,246)             47,865
                                    -------------     -----------   -------------    ----------------

INCOME FROM CONTINUING OPERATIONS   $      74,945     $    88,480   $      (1,919)   $         86,561       (15%)              (13%)
                                    =============     ===========   =============    ================   ========  =================

EARNINGS (LOSS) PER COMMON SHARE
     FROM CONTINUING OPERATIONS
         Basic                      $        0.69     $      0.79   $       (0.02)   $           0.77
         Diluted                             0.68            0.79           (0.03)               0.76

         This supplemental schedule is a comparative Consolidated Statement of Income that presents the effects of restructuring charges (described below) to arrive at various non-GAAP performance measures.

* Non-GAAP performance measure related to the effects of restructuring costs: During the fourth quarter of 2001 the Company initiated a Strategic Repositioning Program consisting of a series of actions to exit underperforming businesses and aggressively reduce the Company's overall cost structure. The majority of the charges associated with this Program occured in the fourth quarter of 2001; however, there were additional charges related to the Program, net of gains and adjustments directly related to those charges, during the second quarter of 2002.

                                                                      EXHIBIT 2B

                                 VF CORPORATION
 RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED CONSOLIDATED INCOME
                                   STATEMENTS
  FOR THE SIX MONTHS ENDED JULY 5, 2003 AND TWELVE MONTHS ENDED JANUARY 4, 2003
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    SIX MONTHS 2002                                FULL YEAR 2002
                                   ------------------------------------------------  -----------------------------------------------
                                                                  ADJUSTED AMOUNTS,                                ADJUSTED AMOUNTS,
                                                                 WHICH ARE NON-GAAP                               WHICH ARE NON-GAAP
                                   GAAP AMOUNTS  RESTRUCTURING      PERFORMANCE      GAAP AMOUNTS  RESTRUCTURING     PERFORMANCE
                                   AS REPORTED   ADJUSTMENTS *        MEASURES       AS REPORTED   ADJUSTMENTS *       MEASURES
                                   ------------  -------------   ------------------  ------------  -------------  ------------------
NET SALES                          $ 2,372,518   $           -   $       2,372,518   $ 5,083,523   $          -   $       5,083,523

COSTS AND OPERATING EXPENSES
     Cost of products sold           1,509,444          (1,029)          1,508,415     3,254,008        (17,848)          3,236,160

     Marketing, administrative
       and general expenses            583,695          (1,185)            582,510     1,229,902         (8,494)          1,221,408
     Other operating income, net        (9,821)              -              (9,821)      (22,311)             -             (22,311)
                                   -----------   -------------   -----------------   -----------   ------------   -----------------
                                     2,083,318          (2,214)          2,081,104     4,461,599        (26,342)          4,435,257
                                   -----------   -------------   -----------------   -----------   ------------   -----------------

OPERATING INCOME                       289,200           2,214             291,414       621,924         26,342             648,266
                                          12.2%                               12.3%         12.2%                              12.8%

OTHER INCOME (EXPENSE)
     Interest, net                     (32,114)              -             (32,114)      (63,928)             -             (63,928)
     Miscellaneous, net                  1,526               -               1,526         3,732              -               3,732
                                   -----------   -------------   -----------------   -----------   ------------   -----------------
                                       (30,588)              -             (30,588)      (60,196)             -             (60,196)
                                   -----------   -------------   -----------------   -----------   ------------   -----------------

INCOME FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES               258,612           2,214             260,826       561,728         26,342             588,070

INCOME TAXES                            93,085             707              93,792       197,300          9,894             207,194
                                   -----------   -------------   -----------------   -----------   ------------   -----------------

INCOME FROM CONTINUING OPERATIONS  $   165,527   $       1,507   $         167,034   $   364,428   $     16,448   $         380,876
                                   ===========   =============   =================   ===========   ============   =================

EARNINGS (LOSS) PER COMMON SHARE
     FROM CONTINUING OPERATIONS
         Basic                     $      1.45   $        0.02   $            1.47   $      3.26   $       0.15   $            3.41
         Diluted                          1.45            0.02   $            1.47          3.24           0.14                3.38

         This supplemental schedule is a Consolidated Statement of Income that presents the effects of restructuring charges (described below) to arrive at various non-GAAP performance measures.

* Non-GAAP performance measure related to the effects of restructuring costs: During the fourth quarter of 2001 the Company initiated a Strategic Repositioning Program consisting of a series of actions to exit underperforming businesses and aggressively reduce the Company's overall cost structure. The majority of the charges associated with this Program occured in the fourth quarter of 2001; however, there were additional charges related to the Program, net of gains and adjustments directly related to those charges, during 2002.

                                                                      EXHIBIT 2C

                                 VF CORPORATION
      RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED RESULTS
          FOR THE SECOND QUARTER ENDED JULY 5, 2003 AND JUNE 29, 2002
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                               SECOND QUARTER 2003                        SECOND QTR. 2002
                           -------------------------------------------------------------  ----------------
                                           ADJUSTMENT TO
                                        ELIMINATE EFFECT OF            NON-GAAP
                               GAAP       FOREIGN CURRENCY           PERFORMANCE                GAAP
                           AS REPORTED      TRANSLATION*               MEASURE               AS REPORTED
                           -----------  -------------------  ---------------------------  ----------------
                            (Column A)       (Column B)      (Col. A - Col. B = Col. C)       Column D
                                                                                          ----------------
VF CORPORATION
   CONSOLIDATED NET SALES  $ 1,134,742       $  28,647                $1,106,095            $  1,160,256

                                      GAAP                      GAAP                    NON-GAAP                  NON-GAAP
                                  DOLLAR CHANGE            PERCENT CHANGE             DOLLAR CHANGE            PERCENT CHANGE
                                   IN NET SALES             IN NET SALES               IN NET SALES             IN NET SALES
                           ---------------------------  ---------------------  --------------------------  ---------------------
                           (Col. A - Col. D) = Col. E)  (Column E / Column D)  (Col. C - Col. D = Col. F)  (Column F / Column D)
                           ---------------------------  ---------------------  --------------------------  ---------------------
VF CORPORATION
   CONSOLIDATED NET SALES           $ (25,514)                   (2%)                   $  (54,161)                 (5%)

         This supplemental schedule includes financial measures that present the effects of changes in foreign currency translation (described below) to arrive at various non-GAAP performance measures.

* The Company has foreign businesses that operate in functional currencies other than the US dollar, primarily the euro. Fluctuations of these currencies, in their relative strength against the US dollar, can create increases or decreases in as reported GAAP numbers vs. a comparable base period that are not operational in nature.

                                                                      EXHIBIT 2D

                                 VF CORPORATION
  RECONCILIATION OF NON-GAAP PERFORMANCE MEASURE TO PROJECTED EARNINGS OUTLOOK AS OF SECOND QUARTER ENDED JULY 5, 2003 IN RELATION TO FULL YEAR ENDING
                                JANUARY 3, 2004

                                  FULL YEAR 2003                    FULL YEAR 2002                      % CHANGE 2003 VS 2002
                                  --------------  ------------------------------------------------  ----------------------------
                                                                                                      GAAP         NON-GAAP
                                   GAAP AMOUNT    GAAP AMOUNT  RESTRUCTURING       NON-GAAP         AMOUNT AS     PERFORMANCE
                                   AS PROJECTED   AS REPORTED  ADJUSTMENTS *  PERFORMANCE MEASURE   REPORTED        MEASURE
                                  --------------  -----------  -------------  --------------------  ---------  -----------------
EARNINGS (LOSS) PER COMMON SHARE
     FROM CONTINUING OPERATIONS
            Diluted                $3.34-$3.40       $3.24         $0.14             $3.38            3-5%             0%

         This supplemental schedule presents the effects of restructuring charges (described below) to arrive at various non-GAAP performance measures.

* Non-GAAP performance measure related to the effects of restructuring costs: During the fourth quarter of 2001 the Company initiated a Strategic Repositioning Program consisting of a series of actions to exit underperforming businesses and aggressively reduce the Company's overall cost structure. The majority of the charges associated with this Program occurred in the fourth quarter of 2001; however, there were additional charges related to the Program, net of gains and adjustments directly related to those charges, during 2002.

                                                                      EXHIBIT 3A

                                 VF CORPORATION
      RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED RESULTS
       FOR THE THIRD QUARTER ENDED OCTOBER 4, 2003 AND SEPTEMBER 28, 2002
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                                             THIRD QUARTER 2003                                    THIRD QTR. 2002
                          ---------------------------------------------------------------------------------------  ---------------
                                           ADJUSTMENTS TO
                                        ELIMINATE EFFECT OF     ADJUSTMENTS TO               NON-GAAP
                          GAAP AMOUNTS    FOREIGN CURRENCY   ELIMINATE EFFECT OF            PERFORMANCE             GAAP AMOUNTS
                           AS REPORTED      TRANSLATION*       AN ACQUISITION**              MEASURES                AS REPORTED
                          ------------  -------------------  -------------------  -------------------------------  ---------------
                           (Column A)        (Column B)           (Column C)      (Col. A - Col. B & C = Col. D)      Column E
                                                                                                                   ---------------
VF CORPORATION
  CONSOLIDATED NET SALES   $1,435,403         $29,153                n/a                    $ 1,406,250             $  1,400,389

INTERNATIONAL
  JEANS NET SALES             200,719          18,382                n/a                        182,337                  184,430

OUTDOOR NET SALES             211,598           6,782                n/a                        204,816                  184,430

                                      GAAP                     GAAP                    NON-GAAP                  NON-GAAP
                                  DOLLAR CHANGE           PERCENT CHANGE             DOLLAR CHANGE            PERCENT CHANGE
                                  IN NET SALES             IN NET SALES              IN NET SALES              IN NET SALES
                          ---------------------------  ---------------------  --------------------------  ---------------------
                          (Col. A - Col. E) = Col. F)  (Column F / Column E)  (Col. D - Col. E = Col. G)  (Column G / Column E)
                          ---------------------------  ---------------------  --------------------------  ---------------------
VF CORPORATION
  CONSOLIDATED NET SALES           $  35,014                     3%                   $  5,861                      0%

INTERNATIONAL
  JEANS NET SALES                     16,289                     9%                     (2,093)                    (1%)

OUTDOOR NET SALES                     27,168                    15%                     20,386                     11%

                                                             THIRD QUARTER 2003                                    THIRD QTR. 2002
                          ---------------------------------------------------------------------------------------  ---------------
                                           ADJUSTMENTS TO
                                        ELIMINATE EFFECT OF     ADJUSTMENTS TO               NON-GAAP
                          GAAP AMOUNTS    FOREIGN CURRENCY   ELIMINATE EFFECT OF            PERFORMANCE             GAAP AMOUNTS
                           AS REPORTED      TRANSLATION*       AN ACQUISITION**              MEASURES                AS REPORTED
                          ------------  -------------------  -------------------  -------------------------------  ---------------
                           (Column A)        (Column B)           (Column C)      (Col. A - Col. B & C = Col. D)      Column E
                                                                                                                   ---------------
VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING ACQUISITION
  ADJUSTMENTS               1,062,585                              121,876                      940,709                  878,636

VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING FOREIGN
  CURRENCY TRANSLATION
  EFFECTS AND
  ACQUISITION
  ADJUSTMENTS               1,062,585          20,756              121,876                      919,953                  878,636

                                      GAAP                     GAAP                    NON-GAAP                  NON-GAAP
                                  DOLLAR CHANGE           PERCENT CHANGE             DOLLAR CHANGE            PERCENT CHANGE
                                  IN INVENTORY             IN INVENTORY              IN INVENTORY              IN INVENTORY
                          ---------------------------  ---------------------  --------------------------  ---------------------
VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING ACQUISITION
  ADJUSTMENTS                        183,949                    21%                     62,073                      7%

VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING FOREIGN
  CURRENCY TRANSLATION
  EFFECTS AND
  ACQUISITION
  ADJUSTMENTS                        183,949                    21%                     41,317                      5%

         This supplemental schedule includes financial measures that present the effects of changes in foreign currency translation and an acquisition (both described below) to arrive at various non-GAAP performance measures.

* The Company has foreign businesses that operate in functional currencies other than the US dollar, primarily the euro. Fluctuations of these currencies, in their relative strength against the US dollar, can create increases or decreases in as reported GAAP numbers vs. a comparable base period that are not operational in nature.

**       The Company acquired Nautica Enterprises, Inc. on August 27, 2003.

                                                                      EXHIBIT 4A

                                 VF CORPORATION
      RECONCILIATION OF NON-GAAP PERFORMANCE MEASURES TO REPORTED RESULTS
       FOR THE THIRD QUARTER ENDED OCTOBER 4, 2003 AND SEPTEMBER 28, 2002
                       (IN THOUSANDS, EXCEPT PERCENTAGES)

                                                             THIRD QUARTER 2003                                    THIRD QTR. 2002
                          ---------------------------------------------------------------------------------------  ---------------
                                           ADJUSTMENTS TO
                                        ELIMINATE EFFECT OF     ADJUSTMENTS TO               NON-GAAP
                          GAAP AMOUNTS    FOREIGN CURRENCY   ELIMINATE EFFECT OF            PERFORMANCE             GAAP AMOUNTS
                           AS REPORTED      TRANSLATION*       AN ACQUISITION**              MEASURES                AS REPORTED
                          ------------  -------------------  -------------------  -------------------------------  ---------------
                           (Column A)        (Column B)           (Column C)      (Col. A - Col. B & C = Col. D)      Column E
                                                                                                                   ---------------
VF CORPORATION
 CONSOLIDATED ACCOUNTS
 RECEIVABLE EXCLUDING
 ACQUISITION ADJUSTMENTS   $ 840,159                               $92,288                  $   747,871             $    744,918

VF CORPORATION
 CONSOLIDATED ACCOUNTS
 RECEIVABLE EXCLUDING
 FOREIGN CURRENCY
 TRANSLATION EFFECTS
 AND ACQUISITION
 ADJUSTMENTS                 840,159           38,169               92,288                      709,702                  744,918

                                      GAAP                     GAAP                    NON-GAAP                  NON-GAAP
                                  DOLLAR CHANGE           PERCENT CHANGE             DOLLAR CHANGE            PERCENT CHANGE
                            IN ACCOUNTS RECEIVABLE     IN ACCOUNTS RECEIVABLE    IN ACCOUNTS RECEIVABLE    IN ACCOUNTS RECEIVABLE
                          ---------------------------  ----------------------  --------------------------  ----------------------
                          (Col. A - Col. E) = Col. F)  (Column F / Column E)   (Col. D - Col. E = Col. G)  (Column G / Column E)
                          ---------------------------  ----------------------  --------------------------  ----------------------
VF CORPORATION
 CONSOLIDATED ACCOUNTS
 RECEIVABLE EXCLUDING
 ACQUISITION ADJUSTMENTS           $  95,241                    13%                   $  2,953                      0%

VF CORPORATION
 CONSOLIDATED ACCOUNTS
 RECEIVABLE EXCLUDING
 FOREIGN CURRENCY
 TRANSLATION EFFECTS
 AND ACQUISITION
 ADJUSTMENTS                          95,241                    13%                    (35,216)                    (5%)

                                                             THIRD QUARTER 2003                                    THIRD QTR. 2002
                          ---------------------------------------------------------------------------------------  ---------------
                                           ADJUSTMENTS TO
                                        ELIMINATE EFFECT OF     ADJUSTMENTS TO               NON-GAAP
                          GAAP AMOUNTS    FOREIGN CURRENCY   ELIMINATE EFFECT OF            PERFORMANCE             GAAP AMOUNTS
                           AS REPORTED      TRANSLATION*       AN ACQUISITION**              MEASURES                AS REPORTED
                          ------------  -------------------  -------------------  -------------------------------  ---------------
                           (Column A)        (Column B)           (Column C)      (Col. A - Col. B & C = Col. D)      Column E
                                                                                                                   ---------------
VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING ACQUISITION
  ADJUSTMENTS               1,062,585                              121,876                     940,709                   878,636

VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING FOREIGN
  CURRENCY TRANSLATION
  EFFECTS AND
  ACQUISITION
  ADJUSTMENTS               1,062,585          20,756              121,876                     919,953                   878,636

                                      GAAP                     GAAP                    NON-GAAP                  NON-GAAP
                                  DOLLAR CHANGE           PERCENT CHANGE             DOLLAR CHANGE            PERCENT CHANGE
                                  IN INVENTORY             IN INVENTORY              IN INVENTORY              IN INVENTORY
                          ---------------------------  ---------------------  --------------------------  ---------------------
VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING ACQUISITION
  ADJUSTMENTS                        183,949                    21%                     62,073                      7%

VF CORPORATION
  CONSOLIDATED INVENTORY
  EXCLUDING FOREIGN
  CURRENCY TRANSLATION
  EFFECTS AND
  ACQUISITION
  ADJUSTMENTS                        183,949                    21%                     41,317                      5%

         This supplemental schedule includes financial measures that present the effects of changes in foreign currency translation and an acquisition (both described below) to arrive at various non-GAAP performance measures.

* The Company has foreign businesses that operate in functional currencies other than the US dollar, primarily the euro. Fluctuations of these currencies, in their relative strength against the US dollar, can create increases or decreases in as reported GAAP numbers vs. a comparable base period that are not operational in nature.

**       The Company acquired Nautica Enterprises, Inc. on August 27, 2003.